Exhibit 10.1
TENTH AMENDMENT TO
UNCOMMITTED CREDIT AGREEMENT
This TENTH AMENDMENT TO UNCOMMITTED CREDIT AGREEMENT (this “Tenth Amendment”) dated as of March 20, 2018 is among A-MARK PRECIOUS METALS, INC., a Delaware corporation (the “Borrower”), the undersigned Lenders and COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent (the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Uncommitted Credit Agreement dated as of March 31, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Borrower has requested certain amendments to the Credit Agreement, and the Lenders and the Administrative Agent are willing to agree to such amendments on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Amendments to Credit Agreement.
Effective upon the occurrence of the Effective Date (as defined in Section 2 below), the Credit Agreement is hereby amended as follows:
(a)    Section 1.1 is amended as follows:
(i)    The definition of “Benefit Plan” is inserted in its appropriate alphabetical place as follows:
““Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I and/or IV of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.”

(ii)    The definition of “Eligible Supplier Advance” is amended and restated in its entirety as follows:

Tenth Amendment to Credit Agreement

““Eligible Supplier Advance” means, at any date of calculation thereof, the funds (or the Market Value of Precious Metals) advanced by the Borrower within the previous ten (10) Business Days to any Approved Counterparty in payment for Precious Metals which are in the process of shipment or which have been received by the Borrower at an Approved Depository but which have not yet been assayed or certified by the Borrower, provided that upon receipt by the Borrower of such Precious Metals or upon such assaying or certification, as applicable, such Precious Metals shall be Assigned Material, Domestic Confirmed Material or Assigned Material – Unassigned Hedge, provided, further that the aggregate total amount of Eligible Supplier Advances made to each Approved Counterparty that are included in the Borrowing Base at any one time (before giving effect to the applicable advance rate) when added to all Eligible Trade Receivables owing by such Approved Counterparty (and its Affiliates) which are included in the Borrowing Base at such time (before giving effect to the applicable advance rate), shall not exceed the amount set forth across from such Approved Counterparty's name on Schedule 1.1A hereto, provided, further that the aggregate amount of Eligible Supplier Advances included in the Borrowing Base at any time (other than Eligible Supplier Advances made to the U.S. Mint) shall not exceed $17,000,000 (before giving effect to the applicable advances rate). Negative balances in Open Spot Deferred Positions on the books of the Borrower shall in no event be netted against Eligible Supplier Advances made to the U.S. Mint.”
(iii)    The definition of “Intercreditor Agreement” is amended and restated in its entirety as follows:
““Intercreditor Agreement” means, as applicable, (i) the Amended and Restated Intercreditor Agreement dated as of January 22, 2018, between the Administrative Agent and Mitsubishi International Corporation, as amended, restated, amended and restated, supplemented or otherwise modified from time to time (together with any letter agreement under clause (iii) below, the “Mitsubishi Intercreditor”), (ii) an Intercreditor Agreement dated on or after March 20, 2018 (substantially similar in form and substance to the Mitsubishi Intercreditor) between the Administrative Agent and Natixis, New York Branch (or any of its Affiliates), as amended, restated, amended and restated, supplemented or otherwise modified from time to time (together with any letter agreement under clause (iii) below, the “Natixis Intercreditor”) and/or (iii) any letter agreement among the Administrative Agent, Mitsubishi International Corporation and Natixis, New York Branch (or any of its Affiliates) as may be necessary for the combined administration of the Mitsubishi Intercreditor and the Natixis Intercreditor, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.”
(iv)    The definition of “Mitsubishi Intercreditor” is inserted in its appropriate alphabetical place as follows:

““Mitsubishi Intercreditor” has the meaning assigned to such term in the definition of Intercreditor Agreement.”

(v)    The definition of “Natixis Intercreditor” is inserted in its appropriate alphabetical place as follows:
““Natixis Intercreditor” has the meaning assigned to such term in the definition of Intercreditor Agreement.”

(vi)    The definition of “Permitted Encumbrances” is amended by (i) deleting at the end of clause (j), “and”, and (ii) deleting clauses (i) and (k) thereof and replacing them with new clauses (i), (k) and (l) as set forth below:
“(i) Liens in Specific Collateral, in favor of Persons party to an Intercreditor Agreement (subject to the terms of such Intercreditor Agreement);”
“(k) Liens in favor of Mitsubishi International Corporation and/or Natixis, New York Branch (or its applicable Affiliate), pursuant to Permitted Secured Metals Leases; and
(l) purchase money Liens in favor of The Farmers State Bank encumbering solely the equipment financed with Indebtedness permitted under Section 6.1(k) and certain related rights.”
(vii)    The definition of “Permitted Secured Metals Leases” is amended and restated in its entirety as follows:
““Permitted Secured Metals Leases” means Secured Metals Leases between (i) the Borrower (as lessee) and Mitsubishi International Corporation (as lessor), provided, that Mitsubishi International Corporation shall be a party to the Mitsubishi Intercreditor and (ii) the Borrower and Natixis, New York Branch (or its Affiliate) (as lessor), provided, that Natixis, New York Branch (or its applicable Affiliate) shall be a party to the Natixis Intercreditor (in its capacity as a metals lessor).”

(viii)    The definition of “PTE” is inserted in its appropriate alphabetical place as follows:
““PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.”
(ix)    The definition of “Revolving Credit Maturity Date” is amended and restated in its entirety as follows:
““Revolving Credit Maturity Date” means March 29, 2019.”

(x)    The definition of “Secured Metal Leases” is amended by deleting clause (ii) thereof and replacing it with the following new clause (ii):
“(ii) the Borrower is obligated to return to such Person on the stated maturity date of the applicable lease (a) the Leased Metal, (b) an equivalent quantity of metal of the same type, grade and quality, and/or (c) all proceeds from any sale of the Leased Metal.”

(xi)    The definition of “Specific Collateral” is amended and restated in its entirety as follows:

“Specific Collateral” has the meaning given to such term in any Intercreditor Agreement, as applicable.

(xii) The definition of “Specific Debt” is amended and restated in its entirety as follows:

“Specific Debt” has the meaning given to such term in any Intercreditor Agreement, as applicable.

(b)    Section 5.1 is amended by (i) deleting at the end of clause (k) thereof, “and”, (ii) deleting at the end of clause (l) thereof “.” and replacing it with “: and”, and (iii) inserting the following new clause (m) after clause (l):

“(m) as soon as available and in any event no later than the tenth Business Day of each month, a Borrowing Base Certificate prepared as of the last Business Day of the immediately preceding month (such last Business Day of each immediately preceding month, a “Monthly Report Date”), together with a reconciliation of inventory reported on such Borrowing Base Certificate to inventory reported on the monthly financial statements delivered as of such Monthly Reporting Date pursuant to Section 5.1(b).”

(c)    Section 6.1 is amended by (i) deleting in clause (f) the reference to “the Intercreditor Agreement” and replacing it with “an Intercreditor Agreement”, (ii) deleting at the end of clause (i) “and”, (iii) deleting at the end of clause (j) “.” and replacing it with “; and” and (iv) inserting new clause (k) after clause (j) as follows:

“(k) Indebtedness of AM&ST Associates, LLC, Silver Towne LP and the Borrower in an aggregate principal amount not to exceed $750,000 incurred for the purpose of acquiring equipment.”

(d)     Section 9.12 is amended and restated in its entirety as follows:
“9.12 Intercreditor Agreement. Each Lender hereby authorizes the Administrative Agent to enter into each Intercreditor Agreement on its behalf and agrees to be bound by the terms thereof, and hereby agrees that the terms thereof do not constitute a release of Collateral or subordination of Liens for the purpose of Section 10.2(b).”
(e)    Section 10.2(d) is amended by deleting clause (ii) in the first sentence thereof and replacing it as follows:

“(ii) no Intercreditor Agreement shall be amended, modified or waived without the written consent of the Administrative Agent and the Required Lenders, provided, that this clause (ii) shall not limit or impair the effect of Section 5 of the Tenth Amendment to Uncommitted Credit Agreement dated as of March 20, 2018 among the Borrower, the Lenders and the Administrative Agent.”

(f)    New Section 11 is inserted after Section 10.22 as follows:
“SECTION 11. CERTAIN ERISA MATTERS.
(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true:
(i)    such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans or the Revolving Line Portions,
(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Revolving Line Portions and this Agreement,
(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Revolving Line Portions and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Revolving Line Portions and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Revolving Line Portions and this Agreement, or
(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)    In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that:
(i)    none of the Administrative Agent or any of its Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto),
(ii)    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Revolving Line Portions and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),
(iii)    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Revolving Line Portions and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),
(iv)    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Revolving Line Portions and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Revolving Line Portions and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and
(v)    no fee or other compensation is being paid directly to the Administrative Agent or any of its Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Revolving Line Portions or this Agreement.
(c)    The Administrative Agent hereby informs the Lenders that it is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that the Administrative Agent has a financial interest in the transactions contemplated hereby in that the Administrative Agent or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Revolving Line Portions and this Agreement, (ii) may recognize a gain if it extended the Loans or the Revolving Line Portions for an amount less than the amount being paid for an interest in the Loans or the Revolving Line Portions by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.”

SECTION 2.    Effectiveness of Amendment.
This Tenth Amendment shall become effective on the date (the “Effective Date”) on which (a) the Administrative Agent shall have received:
(i)    this Tenth Amendment duly executed by each of the Borrower, the Lenders and the Administrative Agent;
(ii)    the consent of Mitsubishi International Corporation to the amendment in Section 1(a)(i) above, in respect of its effect on the “Borrowing Base” as defined in the Mitsubishi Intercreditor (as defined after giving effect to this Tenth Amendment);
(iii)    (A) for the account of each Lender, (x) an amount equal to 0.125% of its Revolving Line Portion in effect immediately prior to the Effective Date and (y) to the extent that such Lender’s Revolving Line Portion immediately after giving effect to the Effective Date shall exceed its Revolving Line Portion under clause (x) above, an amount equal to 0.200% of such excess, provided, that for purposes of this clause (iii), Rabobank’s Revolving Line Portion shall be calculated without regard to the Temporary Increase Amount (as defined below) and (B) for the sole account of the Administrative Agent, such fees required to be paid on the Effective Date as agreed between the Borrower and the Administrative Agent; and
(iv)    such corporate authorization documents and opinions of counsel as the Required Lenders shall require; and
(b)    the “Temporary Increase Termination Date” (as defined in the Ninth Amendment to Uncommitted Credit Agreement dated as of January 26, 2018 among the Borrower, the Lenders party thereto and the Administrative Agent (the “Ninth Amendment”)) shall have occurred, and the requirements of Section 2(b)(ii) of the Ninth Amendment shall have been satisfied.
SECTION 3.    Temporary Increase of Revolving Line Portion of Rabobank.
(i)Rabobank (the “Temporary Increasing Lender”) has agreed to consider temporarily increasing its Revolving Line Portion as governed by the Credit Agreement, on the terms and subject to the conditions set forth herein and therein. At any time during the period from and after the Effective Date (as defined in Section 2 above) through but not including April 29, 2018, the Temporary Increasing Lender shall have the right, in its sole and absolute discretion (without any obligation to do so), upon one (1) Business Day prior notice to the Borrower and each Lender, to temporarily increase its Revolving Line Portion by $15,000,000 (the “Temporary Increase Amount”). After giving effect to such increase through and including April 30, 2018 (the “Temporary Increase Termination Date”), the Temporary Increasing Lender’s Revolving Line Portion shall include the Temporary Increase Amount, notwithstanding the amount of its Revolving Line Portion as set forth in the Credit Agreement or any other Loan Document or any amendment thereto, provided, that the Temporary Increasing Lender’s Revolving Line Portion (inclusive of the Temporary Increase Amount) shall be subject to any reduction (or termination) thereof in accordance with the terms of the Credit Agreement.
(ii)Each of the Temporary Increasing Lender and the other Lenders (each of the other Lenders, the “Non Increasing Lenders”) hereby further agrees as follows:
(iii)(x) The Temporary Increasing Lender shall pay to the Administrative Agent on the date on which (if any) the Temporary Increasing Lender shall increase its Revolving Line Portion by the Temporary Increase Amount (the “Temporary Increase Effective Date”), in immediately available funds, an amount equal to the amount, if any, by which such Temporary Increasing Lender’s Pro Rata Share (determined after giving effect to the increase of the Temporary Increasing Lender’s Revolving Line Portion pursuant to clause (a) above) of the aggregate principal amount of the Revolving Credit Loans and Bridge Loans to be outstanding immediately upon the Temporary Increase Effective Date exceeds the aggregate principal amount of Revolving Credit Loans and Bridge Loans owing to the Temporary Increasing Lender immediately prior to the Temporary Increase Effective Date. Such amount paid by the Temporary Increasing Lender shall be deemed the purchase price for the acquisition by the Temporary Increasing Lender of such additional amount of Loans from the Non

Increasing Lenders. The Administrative Agent shall distribute such amounts as received from the Temporary Increasing Lender as may be necessary so that the Loans are held by the Temporary Increasing Lender and Non Increasing Lenders in accordance with their respective Pro Rata Shares (determined after giving effect to the increase of the Temporary Increasing Lender’s Revolving Line Portion pursuant to clause (a) above).
(y)    Each Non Increasing Lender which receives a payment in connection with clause (x) above shall be deemed to have sold and assigned to the Temporary Increasing Lender, without recourse to such Non Increasing Lender, and the Temporary Increasing Lender shall be deemed to have purchased and assumed without recourse to the Non Increasing Lenders, Loans in amounts such that after giving effect thereto each Lender shall hold Loans in accordance with its Pro Rata Share (determined after giving effect to the adjustment of Pro Rata Shares pursuant to clause (x) above).
(iv)(w) On the Temporary Increase Termination Date (provided that the Temporary Increase Effective Date shall have occurred), the Temporary Increasing Lender’s Revolving Line Portion shall immediately and automatically (without any further action) be reduced by an amount equal to the Temporary Increase Amount (without giving effect to any reduction in Revolving Line Portions which shall have occurred on or after the Temporary Increase Effective Date). Each Non Increasing Lender shall pay to the Administrative Agent on the Temporary Increase Termination Date (provided that the Temporary Increase Effective Date shall have occurred), in immediately available funds, an amount equal to the amount, if any, by which such Non Increasing Lender’s Pro Rata Share (determined after giving effect to the reduction of the Temporary Increasing Lender’s Revolving Line Portion pursuant to this clause (w)) of the aggregate principal amount of the Revolving Credit Loans and Bridge Loans to be outstanding immediately upon the Temporary Increase Termination Date exceeds the aggregate principal amount of Revolving Credit Loans and Bridge Loans owing to such Non Increasing Lender immediately prior to the Temporary Increase Termination Date, provided, that in no event shall any Non Increasing Lender have any obligation to fund amounts which would cause its Loans to exceed its Revolving Line Portion. Such amount paid by each Non Increasing Lender shall be deemed the purchase price for the acquisition by such Non Increasing Lender of such additional amount of Loans from the Temporary Increasing Lender. The Administrative Agent shall distribute such amounts as received from the Non Increasing Lenders as may be necessary so that the Loans are held by the Temporary Increasing Lender and Non Increasing Lenders in accordance with their respective Pro Rata Shares (determined after giving effect to the reduction of the Temporary Increasing Lender’s Revolving Line Portion pursuant to this clause (w)).
(x)    On the Temporary Increase Termination Date (provided that the Temporary Increase Effective Date shall have occurred), the Temporary Increasing Lender shall be deemed to have sold and assigned, without recourse to the Temporary Increasing Lender, and each Non Increasing Lender shall be deemed to have purchased and assumed without recourse to the Temporary Increasing Lender, Loans in amounts such that after giving effect thereto each Lender shall hold Loans in accordance with its Pro Rata Share (determined after giving effect to the adjustment of Pro Rata Shares pursuant to clause (w) above).
(y)    If the aggregate Credit Extensions shall exceed the total Revolving Line Portions after giving effect to the reduction set forth in clause (w) above, the Borrower shall immediately repay Loans in an amount sufficient to eliminate such excess, together with any fees required under Section 2.13 of the Credit Agreement.
(z) At all times prior to April 30, 2018, any increase in the Revolving Line Portions under Section 2.19 of the Credit Agreement shall not be permitted, provided, that this clause (z) shall not restrict the Borrower from commencing the process of obtaining such an increase, so long as such increase shall not be effective prior to April 30, 2018.

SECTION 4.    Increasing/Decreasing Lender Provisions.
(a)    Subject to the occurrence of the Effective Date, as of April 2, 2018 (the “Reduction/Reallocation Date”), subject to any permanent changes in Revolving Line Portions (by assignment or otherwise) after the Effective Date (through and including the Reduction/Reallocation Date), each Lender shall have a Revolving Line Portion in the amount set forth on Annex I hereto (notwithstanding the Revolving Line Portions set forth on the signature pages to the Credit Agreement, any amendment thereto or otherwise) and (i) the Administrative Agent shall distribute such amounts paid by Macquarie Bank Limited (the “Increasing Lender”) under clause (b) below (which shall not be subject to the sharing provisions under the Credit Agreement or the other Loan Documents) to Natixis, New York Branch (“Natixis” and, in such capacity, a “Decreasing Lender”) and Rabobank (in such capacity, a “Decreasing Lender” and together with Natixis, the “Decreasing Lenders”), in amounts such that after giving thereto, when taken together with the repayments (if any) by the Borrower under clause (ii) below and the reallocation pursuant to clause (iii) below, each of the Decreasing Lenders shall have Loans in their Pro Rata Shares (after giving effect to the Reduction/Reallocation Date), (ii) the Borrower shall repay Loans as necessary to each Decreasing Lender (which shall not be subject to the sharing provisions under the Credit Agreement or the other Loan Documents), in an amount such that after giving effect thereto (and the distributions under clause (i) above and the reallocation pursuant to clause (iii) below), such Decreasing Lender shall hold Loans in its Pro Rata Share (after giving effect to the Reduction/Reallocation Date) and (iii) the Administrative Agent shall otherwise reallocate outstanding Loans among the Lenders as necessary such that after giving effect thereto, each Lender shall have outstanding Loans in accordance with its Pro Rata Share (after giving effect to the Reduction/Reallocation Date). The Increasing Lender and each other Lender which acquires Loans pursuant to the foregoing hereby agrees that in connection with such distribution and reallocation it shall be deemed to have purchased by assignment (without recourse) from the Decreasing Lenders and other Lenders (as applicable) such amounts as necessary to effect the distribution and reallocation set forth above (and under clause (b) below). Each of the Decreasing Lenders and each other Lender whose outstanding Loans are reduced pursuant to the foregoing hereby agrees that in connection with such distribution and reallocation it shall be deemed to have sold by assignment (without recourse) to the Increasing Lender and other Lenders, as applicable, such amounts as necessary to effect the distribution and reallocation set forth above (and under clause (b) below).
(b)    The Increasing Lender and each other Lender which shall acquire Loans pursuant to the foregoing, shall pay to the Administrative Agent on the Reduction/Reallocation Date, in immediately available funds, an amount equal to the amount by which the Increasing Lender’s and such other Lender’s Pro Rata Share (determined after giving effect to the adjustment of the Revolving Line Portions pursuant to this Tenth Amendment (on the Reduction/Reallocation Date), including the increase of the Increasing Lender’s Revolving Line Portion and the decrease of the Decreasing Lenders’ Revolving Line Portions) of the aggregate principal amount of the Loans to be outstanding immediately upon the Reduction/Reallocation Date exceeds the aggregate principal amount of Loans owing to the Increasing Lender and such other applicable Lender immediately prior to the Reduction/Reallocation Date, provided, that in no event shall any Lender have any obligation to fund amounts which would cause its Loans to exceed its Revolving Line Portion. Such amount paid by the Increasing Lender and such other applicable Lenders shall be deemed the purchase price for the acquisition by the Increasing Lender and such other Lenders of such additional amount of Loans from the Decreasing Lenders and other Lenders, as applicable.
(c)    The Borrower hereby agrees that, in connection with the distribution, purchases and reallocation set forth above, the Borrower shall compensate each Lender for any loss, cost or expense attributable to such distribution, purchases and reallocation as required by Section 2.13 of the Credit Agreement.

SECTION 5.    Intercreditor Agreement. The Lenders hereby consent to: (i) the Administrative Agent and Natixis, New York Branch (or its applicable Affiliate) entering into the Natixis Intercreditor (as defined after giving effect to this Tenth Amendment) without the need for any further consent, approval or action by the Lenders; and (ii) the Administrative Agent, Mitsubishi International Corporation and Natixis, New York Branch (or its applicable Affiliate) entering into any letter agreement as contemplated under clause (iii) of the definition of Intercreditor Agreement (as defined after giving effect to this Tenth Amendment) with the consent of the Required Lenders.
SECTION 6.    Effect of Amendment; Ratification; Representations; etc.
(a)    On and after the Effective Date, this Tenth Amendment shall be a part of the Credit Agreement, all references to the Credit Agreement in the Credit Agreement and the other Loan Documents shall be deemed to refer to the Credit Agreement as amended by this Tenth

Amendment, and the term “this Agreement”, and the words “hereof”, “herein”, “hereunder” and words of similar import, as used in the Credit Agreement, shall mean the Credit Agreement as amended hereby.
(b)    Except as expressly set forth herein, this Tenth Amendment shall not constitute an amendment, waiver or consent with respect to any provision of the Credit Agreement and the Credit Agreement is hereby ratified, approved and confirmed in all respects and remains in full force and effect.
(c)    In order to induce the Administrative Agent and the Lenders to enter into this Tenth Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders that before and after giving effect to the execution and delivery of this Tenth Amendment:
(i)the representations and warranties of the Borrower set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as if made on and as of the date hereof, except for those representations and warranties that by their terms were made as of a specified date which were true and correct on and as of such date; and
(ii)no Default or Event of Default has occurred and is continuing.
(d)    The Borrower hereby acknowledges and agrees that after giving effect to this Tenth Amendment, (i) the Security Agreement, the Canadian Security Agreement, the German Security Agreement and the liens and security interests granted thereunder shall remain in full force and effect, shall continue without interruption as security for the Obligations and shall not be impaired or limited hereby and (ii) the other Security Documents executed by it shall remain in full force and effect, shall continue without interruption and shall not be impaired or limited hereby.
(e)    This Tenth Amendment shall be a Loan Document.

SECTION 7.    Counterparts.
This Tenth Amendment may be executed by one or more of the parties to this Tenth Amendment on any number of separate counterparts (including by facsimile or email transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same agreement. A set of the copies of this Tenth Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.
SECTION 8.    Severability.
Any provision of this Tenth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 9.    GOVERNING LAW.
THIS TENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 10.    WAIVERS OF JURY TRIAL.
EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS TENTH AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be duly executed as of the day and year first above written.
BORROWER
A-MARK PRECIOUS METALS, INC.

By:_______________________
Name:
Title:

Signature Page to Tenth Amendment to Uncommitted Credit Agreement (A-Mark Precious Metals, Inc.)

ADMINISTRATIVE AGENT AND LENDERS

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent, as a Lender, the Temporary Increasing Lender (under Section 3) and a Decreasing Lender (under Section 4)

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

Signature Page to Tenth Amendment to Uncommitted Credit Agreement (A-Mark Precious Metals, Inc.)

BROWN BROTHERS HARRIMAN & CO., as a Lender and a Non Increasing Lender (under Section 3) By: Name: Title:

Signature Page to Tenth Amendment to Uncommitted Credit Agreement (A-Mark Precious Metals, Inc.)

NATIXIS, NEW YORK BRANCH, as a Lender, a Non Increasing Lender (under Section 3) and a Decreasing Lender (under Section 4) By: Name: Title: By: Name: Title:

Signature Page to Tenth Amendment to Uncommitted Credit Agreement (A-Mark Precious Metals, Inc.)

BANK HAPOALIM B.M., as a Lender and a Non Increasing Lender (under Section 3) By: Name: Title: By: Name: Title:

Signature Page to Tenth Amendment to Uncommitted Credit Agreement (A-Mark Precious Metals, Inc.)

MACQUARIE BANK LIMITED, as a Lender, a Non Increasing Lender (under Section 3) and the Increasing Lender (under Section 4)

By: ________________________________
Name:
Title:

By: ________________________________
Name:
Title:

POA#__________________________

Annex I to Tenth Amendment

LENDERS AND REVOLVING LINE PORTIONS1

Lender	Increase (decrease)	Revolving Line Portion	Pro Rata Share (as of the Reduction / Reallocation Date) giving effect to the Temporary Increase Amount	Pro Rata Share (as of the Reduction / Reallocation Date) without giving effect to the Temporary Increase Amount

Coöperatieve Rabobank U.A., New York Branch	$(15,000,000)	$64,000,000 (plus the Temporary Increase Amount, if and to the extent in effect)	35.1111%	30.4762%

Brown Brothers Harriman & Co.	$0	$30,000,000	13.3333%	14.2857%

Natixis, New York Branch	($5,000,000)	$58,000,000	25.7778%	27.6190%

Bank Hapoalim B.M.	$0	$23,000,000	10.2222%	10.9524%

Macquarie Bank Limited	$5,000,000	$35,000,000	15.5556%	16.6667%
	===========	===========	==========	===========
Total:	($15,000,000)	$210,000,000 (plus the Temporary Increase Amount, if and to the extent in effect)	100.000%	100.000%